Exhibit 21


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                                       AND
                                  SUBSIDIARIES

                        State of Incorporation: Maryland
                       Date of Incorporation: May 29, 1925
                           Name Change: July 30, 1958

The Stock of all subsidiaries is 100% owned or controlled by the parent company except as denoted below and in the case of a few subsidiaries where nominal qualifying shares are held in the names of subsidiary officers and/or directors in trust. No shares of any subsidiary's stock are subject to options.


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                                                                                                     State/Jurisdiction
                                                                                                      of Incorporation



COMMON PARENT
-------------
THE GREAT ATLANTIC & PACIFIC TEA COMPANY,  INC.                                                           Maryland

SUBSIDIARIES
-------------
A & P BERMUDA LIMITED                                                                                      Bermuda
     A & P LUXEMBOURG S.a.r.l.                                                                           Luxembourg
BEST CELLARS, INC.                                                                                        New York
  BEST CELLARS MASSACHUSETTS, INC.                                                                      Massachusetts
  BEST CELLARS VA, INC.                                                                                   Virginia
  GRAPE FINDS LICENSING CORP.                                                                       District of Columbia
  GRAPE FINDS AT DUPONT, INC.                                                                       District of Columbia
  BEST CELLARS DC, INC.                                                                             District of Columbia
  BEST CELLARS LICENSING CORP.                                                                            New York
COMPASS FOODS, INC.                                                                                       Delaware
FOOD BASICS, INC                                                                                          Delaware
ONPOINT, INC. (F/K/A  HAMILTON PROPERTY I, INC.)                                                          Delaware
HOPELAWN PROPERTY I, INC.                                                                                 Delaware
KOHL'S FOOD STORES, INC.                                                                                  Wisconsin
     THE SOUTH DAKOTA GREAT ATLANTIC & PACIFIC TEA CO., INC.                                             South Dakota
KWIK SAVE INC.                                                                                          Pennsylvania
LO-LO DISCOUNT STORES, INC.                                                                                 Texas
MONTVALE HOLDINGS, INC.                                                                                  New Jersey
       SUPER FRESH FOOD MARKETS, INC.                                                                     Delaware
NORTH JERSEY PROPERTIES, INC. VI                                                                          Delaware
SUPER FRESH FOOD MARKETS OF MARYLAND, INC.                                                                Maryland
SUPER FRESH / SAV - A - CENTER, INC.                                                                      Delaware
SUPER MARKET SERVICE CORP.                                                                              Pennsylvania
SUPER PLUS FOOD WAREHOUSE, INC.                                                                           Delaware
SUPERMARKET DISTRIBUTION SERVICES, INC.                                                                   Delaware
2008 BROADWAY, INC.                                                                                       New York
BORMAN'S,  INC. (DBA FARMER JACK) (All closed as of July 7, 2007)                                         Delaware
     BEV  LTD.                                                                                            Delaware
     DETROIT PURE MILK COMPANY                                                                            Michigan
     FARMER JACK'S OF OHIO, INC.                                                                            Ohio
     SEG STORES, INC.                                                                                     Delaware
SHOPWELL, INC. (DBA FOOD EMPORIUM)                                                                        Delaware
     111 NORTH AVE. REALTY CORP.                                                                          New York
     CLAY-PARK REALTY CO., INC.                                                                           New York
     AMSTERDAM TRUCKING CORPORATION (F/K/A/DAITCH CRYSTAL DAIRIES, INC.)                                  New York
     DELAWARE COUNTY DAIRIES, INC.                                                                        New York
     GRAMATAN FOODTOWN CORP.                                                                              New York
     SHOPWELL, INC.   (ORG IN CONN)                                                                      Connecticut
     SHOPWELL,  INC.  (ORG IN MASS)                                                                     Massachusetts
     SHOPWELL, INC.   (NEW JERSEY)                                                                       New Jersey
     THE FOOD EMPORIUM, INC.   (CONN)                                                                    Connecticut
     THE FOOD EMPORIUM, INC.   (DELAWARE)                                                                 Delaware
     THE FOOD EMPORIUM, INC.   (NJ)                                                                      New Jersey
     TRADEWELL FOODS OF CONNECTICUT, INC.                                                                Connecticut
APW SUPERMARKET CORPORATION                                                                               Delaware
     APW SUPERMARKETS, INC.                                                                               New York
     WALDBAUM, INC. (DBA WALDBAUM, INC. AND FOOD MART)                                                    New York
               GREENLAWN LAND DEVELOPMENT CORP.                                                           New York
               LBRO REALTY, INC.                                                                          New York
               McLEAN AVENUE PLAZA CORP.                                                                  New York
               SPRING LANE PRODUCE CORP.                                                                  New York
               THE MEADOWS PLAZA DEVELOPMENT CORP.                                                        New York
PATHMARK STORES, INC.                                                                                     Delaware
              AAL REALTY CORP.                                                                            New York
               ADBRETT CORP.                                                                              Delaware
               BERGEN STREET PATHMARK, INC.                                                              New Jersey
               BRIDGE STUART INC.                                                                         New York
               EAST BRUNSWICK STUART LLC                                                                  Delaware
               LANCASTER PIKE STUART, LLC                                                                 Delaware
               MAC DADE BOULEVARD STUART LLC                                                              Delaware
               MILIK SERVICE COMPANY, LLC                                                                 Virginia
               PLAINBRIDGE LLC                                                                            Delaware
               SUPERMARKETS OIL CO.                                                                      New Jersey
               UPPER DARBY STUART, LLC                                                                    Delaware
ST. PANCRAS TOO, LIMITED                                                                                  Bermuda



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